Exhibit 99.1

AVC ACQUISITION CORPORATION

consolidated Financial statements

FOR THE PERIOD FROM MARCH 14, 2012 (INCEPTION) TO JUNE 30, 2012

(Stated in US Dollars)(Audited)

AVC ACQUISITION CORPORATION

CONTENTS

PAGES
Report of independent registered public accounting firm	1

CONSOLIDATED Balance SheetS AS AT JUNE 30, 2012 (AUDITED)	2 - 3

CONSOLIDATED STATEMENTS OF OPERATION AND COMPREHENSIVE LOSS FOR THE PERIOD FROM MARCH 14, 2012 (INCEPTION) TO JUNE 30, 2012 (AUDITED)	4

CONSOLIDATED StatementS of Stockholders’ Equity FOR THE PERIOD FROM MARCH 14, 2012 (INCEPTION) TO JUNE 30, 2012 (AUDITED)	5

CONSOLIDATED statements of cash flows FOR THE PERIOD FROM MARCH 14, 2012 (INCEPTION) TO JUNE 30, 2012 (AUDITED)	6

Notes to consolidated Financial Statements	7 – 15

1

ALBERT WONG & CO.

CERTIFIED PUBLIC ACCOUNTANTS

7th Floor, Nan Dao Commercial Building

359-361 Queen's Road Central

Hong Kong

Tel : 2851 7954

Fax: 2545 4086

ALBERT WONG

B.Soc., Sc., ACA., LL.B., CPA (Practising)

The board of directors and shareholders of

AVC Acquisition Corporation ("the Company")

Report of Independent Registered Public Accounting Firm

We have audited the accompanying consolidated balance sheets of AVC Acquisition Corporation as of June 30, 2012, and the related consolidated statements of operation and comprehensive loss, stockholders' equity and cash flows for the period then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of AVC Acquisition Corporation as of June 30, 2012 and the results of its operations and its cash flows for the period then ended in conformity with accounting principles generally accepted in the United States of America.

Hong Kong, China	Albert Wong & Co
November 27, 2012	Certified Public Accountants

2

AVC ACQUISITION CORPORATION

CONSOLIDATED BALANCE SHEETS

AS AT JUNE 30, 2012

(Stated in US Dollars)(Audited)

		June 30,
		2012
	Note	(Audited)
ASSETS
Current assets
Cash and cash equivalents		$5,002,864

Total current assets		$5,002,864

TOTAL ASSETS		$5,002,864

LIABILITIES AND STOCKHOLDERS’ EQUITY
Accrued expense	7	$4,000
Amount due to a shareholder	4	4,955,256

TOTAL LIABILITIES		$4,959,256

Commitments and contingencies		$–

See accompanying notes to consolidated financial statements

3

AVC ACQUISITION CORPORATION

CONSOLIDATED BALANCE SHEETS (Continued)

AS AT JUNE 30, 2012

(Stated in US Dollars)(Audited)

June 30,
2012
(Audited)
STOCKHOLDERS’ EQUITY
Common stock at $1 par value; 50,000 shares authorized; 50,000 issued and outstanding at June 30, 2012	50,000
Accumulated losses	(6,392)

$43,608

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$5,002,864

See accompanying notes to consolidated financial statements

4

AVC ACQUISITION CORPORATION

CONSOLIDATED STATEMENTS OF OPERATION AND COMPREHENSIVE LOSS

FOR THE PERIOD FROM MARCH 14, 2012 (INCEPTION) TO JUNE 30, 2012

(Stated in US Dollars)(Audited)

		For the period from March 14, 2012 (inception) to
		June 30, 2012

	Note
Net revenues		$–
Cost of net revenues		–

Gross profit		$–
General and administrative		(6,392)

Operating loss		$(6,392)

Loss before income taxes		$(6,392)
Income taxes	6	–

Net loss		$(6,392)

Comprehensive loss		(6,392)

Net loss per share:
-Basic and diluted	5	$(0.1279)

Weighted average number of common stock
-Basic and diluted	5	50,000

See accompanying notes to consolidated financial statement

5

AVC ACQUISITION CORPORATION

CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY

FOR THE PERIOD FROM MARCH 14, 2012 (INCEPTION) TO JUNE 30, 2012

(Stated in US Dollars)(Audited)

	Number of	Common	Accumulated
	shares	stock	losses	Total

Issuance of common stock	50,000	50,000		50,000
Net loss	–	–	(6,392)	(6,392)

Balance, June 30, 2012	50,000	$50,000	$(6,392)	$43,608

See accompanying notes to consolidated financial statement

6

AVC ACQUISITION CORPORATION

CONSOLIDATED STATEMENT OF CASH FLOWS

FOR THE PERIOD FROM MARCH 14, 2012 (INCEPTION) TO JUNE 30, 2012

(Stated in US Dollars)(Audited)

For the period from March 14, 2012 (inception) to June 30, 2012

Cash flows from operating activities
Net loss	$(6,392)
Accrued expense	4,000

Net cash used in operating activities	$(2,392)

Cash flows from financing activities
Issue of capital	$50,000
Amount due to a shareholder	4,955,256

Net cash provided by financing activities	$5,005,256

Net cash and cash equivalents sourced	$5,002,864

Cash and cash equivalents-beginning of period	0

Cash and cash equivalents–end of period	$5,002,864

Supplementary cash flow information:
Interest received	$–

See accompanying notes to consolidated financial statements

7

AVC ACQUISITION CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE PERIOD FROM MARCH 14, 2012 (INCEPTION) TO JUNE 30, 2012

(Stated in US Dollars)(Audited)

1.	Organization and principal activities

AVC Acquisition Corporation (the “Company”) was incorporated under the laws of the British Virgin Islands on March 14, 2012. The Company is established as a special purpose holding company whose objective is to become a holding company by consummate an acquisition, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more business located in Hong Kong, China, or Asia.

On August 13 10, 2012 the Company executed an acquisition of 50,000 ordinary shares, par value $1 per share, of the American Visiontech Co., Ltd. (“AMVC”) and became a 100% holding company of AMVC.

AMVC was incorporated under the laws of British Virgin Islands on December 1, 2011. AMVC has only nominal operations.

2.	Summary of significant accounting policies

(a)	Method of accounting

The Group maintains its general ledger and journals with the accrual method of accounting for financial reporting purposes. The financial statements and notes are representations of management. Accounting policies adopted by the Group conform to generally accepted accounting principles in the United States of America (“US GAAP”) and have been consistently applied in the presentation of financial statements.

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(b)	Principles of consolidation

The consolidated financial statements include the Company and its subsidiary, are prepared as if the Company had acquired its subsidiary on March 14, 2012 and complied in accordance with US GAAP. All significant inter-company accounts and transactions between consolidated companies have been eliminated in consolidation. The consolidated financial statements include 100% of assets, liabilities, and net income or loss of its wholly-owned subsidiary.

The Company’s subsidiary company and its principal activities as of June 30, 2012 are summarized as follows:

Name of Subsidiary	Place & Date of Incorporation	Equity Interest Attributable to the Company (%)	Registered Capital ($)	Issued Capital ($)
American Visiontech Co., Ltd (“AMVC”)	British Virgin Islands/ December 1, 2011	100	$50,000	$50,000

8

AVC ACQUISITION CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE PERIOD FROM MARCH 14, 2012 (INCEPTION) TO JUNE 30, 2012

(Stated in US Dollars)(Audited)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(c)	Use of estimates

The preparation of the financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Management makes these estimates using the best information available at the time the estimates are made; however actual results could differ materially from those estimates.

(d)	Economic and political risks

The Group’s operations are conducted in the Hong Kong. Accordingly, the Group’s business, financial condition and results of operations may be influenced by the political, economic and legal environment in the Hong Kong, and by the general state of the Hong Kong economy.

The Group’s operations in the Hong Kong are subject to special considerations and significant risks not typically associated with companies in North America and Western Europe. These include risks associated with, among others, the political, economic and legal environment and foreign currency exchange. The Group’s results may be adversely affected by changes in the political and social conditions in the Hong Kong, and by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion, remittances abroad, and rates and methods of taxation, among other things.

(e)	Foreign currency translation

The accompanying financial statements are presented in United States dollars. The functional currencies of the Group are Hong Kong dollars (HKD). The consolidated financial statements are translated into USD from HKD with a ratio of USD1.00 = HKD7.80, a relatively fixed exchange rate regime derived from the Hong Kong Monetary Authority pegging HKD to USD monetary policy. Transaction gains and losses that arise from exchange rate fluctuations from transactions denominated in a currency other than the functional currency are included in the results of operations as incurred.

(f)	Cash and cash equivalents

The Group considers all highly liquid investments purchased with original maturities of twelve months or less to be cash equivalents. The Group maintains bank accounts in Hong Kong.

9

AVC ACQUISITION CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE PERIOD FROM MARCH 14, 2012 (INCEPTION) TO JUNE 30, 2012

(Stated in US Dollars)(Audited)

2.	SUMMARY of significant accounting policies (Continued)

(g)	Income taxes

The Group accounts for income taxes using an asset and liability approach and allows for recognition of deferred tax benefits in future years. Under the asset and liability approach, deferred taxes are provided for the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is provided for deferred tax assets if it is more likely than not these items will either expire before the Group is able to realize their benefits, or that future realization is uncertain.

(h)	Cash and concentration of risk

Cash includes cash on hand and demand deposits in accounts maintained within Hong Kong. Total cash in these banks at June 30, 2012 amounted to $5,002,864, of which no deposits are covered by Federal Depository Insured Commission. The Group has not experienced any losses in such accounts and believes it is not exposed to any risk on its cash in bank accounts.

(i)	Earnings per share

Basic earnings per share, which includes no dilution, is computed by dividing income available to common stockholders by the weighted-average number of shares outstanding for the period. In contrast, diluted earnings per share consider the potential dilution that could occur from other financial increase the total number of outstanding shares of common stock.

(j)	Recently implemented standards (Continued)

In December 2011, the FASB has issued Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. ASU No. 2011-11 is intended to provide enhanced disclosures that will enable users of its financial statements to evaluate the effect or potential effect of netting arrangements on an entity’s financial position. This includes the effect or potential effect of rights of setoff associated with an entity’s recognized assets and recognized liabilities within the scope of this Update. The amendments require enhanced disclosures by requiring improved information about financial instruments and derivative instruments that are either (1) offset in accordance with either Section 210-20-45 or Section 815-10-45 or (2) subject to an enforceable master netting arrangement or similar agreement, irrespective of whether they are offset in accordance with either Section 210-20-45 or Section 815-10-45. An entity is required to apply the amendments for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. An entity should provide the disclosures required by those amendments retrospectively for all comparative periods presented.

10

AVC ACQUISITION CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE PERIOD FROM MARCH 14, 2012 (INCEPTION) TO JUNE 30, 2012

(Stated in US Dollars)(Audited)

2.	Summary of significant accounting policies (Continued)

In December 2011, the FASB has issued Accounting Standards Update (ASU) No. 2011-12, Comprehensive Income (Topic 220): Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05. ASU No. 2011-11 is intended to supersede certain pending paragraphs in Accounting Standards Update No. 2011-05, Comprehensive Income (Topic 220): Presentation of Comprehensive Income, to effectively defer only those changes in Update 2011-05 that relate to the presentation of reclassification adjustments out of accumulated other comprehensive income. The amendments will be temporary to allow the Board time to re-deliberate the presentation requirements for reclassifications out of accumulated other comprehensive income for annual and interim financial statements for public, private, and non-profit entities. All other requirements in ASU No. 2011-05 are not affected by ASU No. 2011-12, including the requirement to report comprehensive income either in a single continuous financial statement or in two separate but consecutive financial statements. Public entities should apply these requirements for fiscal years, and interim periods within those years, beginning after December 15, 2011. Nonpublic entities should begin applying these requirements for fiscal years ending after December 15, 2012, and interim and annual periods thereafter.

In July 2012, FASB has issued Accounting Standards Update (ASU) No. 2012-01, Health Care Entities (Topic 954): Continuing Care Retirement Communities -- Refundable Advance Fees. This ASU clarifies that an entity should classify an advance fee as deferred revenue when a continuing care retirement community has a resident contract that provides for payment of the refundable advance fee upon reoccupancy by a subsequent resident, which is limited to the proceeds of reoccupancy. Refundable advance fees that are contingent upon reoccupancy by a subsequent resident but are not limited to the proceeds of reoccupancy should be accounted for and reported as a liability. For public entities (including conduit bond obligors), the amendments in ASU No. 2012-01 are effective for fiscal periods beginning after December 15, 2012. For nonpublic entities, the amendments to the codification in the ASU are effective for fiscal periods beginning after December 15, 2013. Early adoption is permitted. The amendments in ASU No. 2012-01 should be applied retrospectively by recording a cumulative-effect adjustment to opening retained earnings (or unrestricted net assets) as of the beginning of the earliest period presented.

11

AVC ACQUISITION CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE PERIOD FROM MARCH 14, 2012 (INCEPTION) TO JUNE 30, 2012

(Stated in US Dollars)(Audited)

2.	Summary of significant accounting policies (Continued)

(j)	Recently implemented standards (Continued)

In July 2012, FASB has issued Accounting Standards Update (ASU) No. 2012-02, Intangibles--Goodwill and Other (Topic 350): Testing Indefinite-Lived Intangible Assets for Impairment. This ASU states that an entity has the option first to assess qualitative factors to determine whether the existence of events and circumstances indicates that it is more likely than not that the indefinite-lived intangible asset is impaired. If, after assessing the totality of events and circumstances, an entity concludes that it is not more likely than not that the indefinite-lived intangible asset is impaired, then the entity is not required to take further action. However, if an entity concludes otherwise, then it is required to determine the fair value of the indefinite-lived intangible asset and perform the quantitative impairment test by comparing the fair value with the carrying amount in accordance with Codification Subtopic 350-30, Intangibles--Goodwill and Other, General Intangibles Other than Goodwill. Under the guidance in this ASU, an entity also has the option to bypass the qualitative assessment for any indefinite-lived intangible asset in any period and proceed directly to performing the quantitative impairment test. An entity will be able to resume performing the qualitative assessment in any subsequent period. The amendments in this ASU are effective for annual and interim impairment tests performed for fiscal years beginning after September 15, 2012. Early adoption is permitted, including for annual and interim impairment tests performed as of a date before July 27, 2012, if a public entity’s financial statements for the most recent annual or interim period have not yet been issued or, for nonpublic entities, have not yet been made available for issuance.

In August 2012, FASB has issued Accounting Standards Update (ASU) No. 2012-03, Technical Amendments and Corrections to SEC Sections. This ASU amends various SEC paragraphs pursuant to SAB 114, SEC Release No. 33-9250, and ASU 2010-22, which amend or rescind portions of certain SAB Topics.

In October 2012, FASB has issued Accounting Standards Update (ASU) No. 2012-04, Technical Corrections and Improvements. This ASU make technical corrections, clarifications, and limited-scope improvements to various Topics throughout the Codification. The amendments in this ASU that will not have transition guidance will be effective upon issuance for both public entities and nonpublic entities. For public entities, the amendments that are subject to the transition guidance will be effective for fiscal periods beginning after December 15, 2012. For nonpublic entities, the amendments that are subject to the transition guidance will be effective for fiscal periods beginning after December 15, 2013.

In October 2012, FASB has issued Accounting Standards Update (ASU) No. 2012-05, Statement of Cash Flows (Topic 230). This ASU addresses how cash receipts arising from the sale of certain donated financial assets, such as securities, should be classified in the statement of cash flows of not-for-profit entities (NFPs). Some NFPs classify those cash receipts as investing cash inflows, while other entities classify them as either operating cash inflows or financing cash inflows, consistent with their treatment of inflows arising from cash contributions. The objective of this Update is for an NFP to classify cash receipts from the sale of donated financial assets consistently with cash donations received in the statement of cash flows if those cash receipts were from the sale of donated financial assets that upon receipt were directed without the NFP imposing any limitations for sale and were converted nearly immediately into cash. The amendments in the ASU are effective prospectively for fiscal years, and interim fiscal periods within those years, beginning after June 15, 2013. Retrospective application to all periods presented upon the date of adoption is permitted. Early adoption from the beginning of the fiscal year of adoption is permitted.

12

AVC ACQUISITION CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE PERIOD FROM MARCH 14, 2012 (INCEPTION) TO JUNE 30, 2012

(Stated in US Dollars)(Audited)

2.	Summary of significant accounting policies (Continued)

(j)	Recently implemented standards (Continued)

In October 2012, FASB has issued Accounting Standards Update (ASU) No. 2012-06, Business Combinations (Topic 805): Subsequent Accounting for an Indemnification Asset Recognized at the Acquisition Date as a Result of a Government-Assisted Acquisition of a Financial Institution. This ASU addresses the diversity in practice about how to interpret the terms on the same basis and contractual limitations when subsequently measuring an indemnification asset recognized in a government-assisted (Federal Deposit Insurance Corporation or National Credit Union Administration) acquisition of a financial institution that includes a loss-sharing agreement (indemnification agreement). For public and nonpublic entities, the amendments in this ASU are effective for fiscal years, and interim periods within those years, beginning on or after December 15, 2012. Early adoption is permitted. The amendments should be applied prospectively to any new indemnification assets acquired after the date of adoption and to indemnification assets existing as of the date of adoption arising from a government-assisted acquisition of a financial institution.

In October 2012, FASB has issued Accounting Standards Update (ASU) No. 2012-07, Entertainment--Films (Topic 926): Accounting for Fair Value Information That Arises after the Measurement Date and Its Inclusion in the Impairment Analysis of Unamortized Film Costs. This ASU eliminates the rebuttable presumption that the conditions leading to the write-off of unamortized film costs after the balance sheet date existed as of the balance sheet date. The amendments also eliminate the requirement that an entity incorporate into fair value measurements used in the impairment tests the effects of any changes in estimates resulting from the consideration of subsequent evidence if the information would not have been considered by market participants at the measurement date or SEC filers, the amendments are effective for impairment assessments performed on or after December 15, 2012. For all other entities, the amendments are effective for impairment assessments performed on or after December 15, 2013. The amendments resulting from this ASU should be applied prospectively. Earlier application is permitted, including for impairment assessments performed as of a date before October 24, 2012, if, for SEC filers, the entity’s financial statements for the most recent annual or interim period have not yet been issued or, for all other entities, have not yet been made available for issuance.

13

AVC ACQUISITION CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE PERIOD FROM MARCH 14, 2012 (INCEPTION) TO JUNE 30, 2012

(Stated in US Dollars)(Audited)

3.	CONCENTRATIONS OF CREDIT RISK AND MAJOR CUSTOMERS

Financial instruments which potentially expose the Group to concentrations of credit risk, consists of cash as of June 30, 2012. The Group performs ongoing evaluations of its cash position.

As of June 30, 2012, the Group’s bank deposits were placed with banks in Hong Kong, and those deposits are not covered by Federal Depository Insured Commission. The Group has not experienced any losses in such accounts and believes it is not exposed to any risks on its cash in bank accounts.

For the period ended June 30, 2012, the Group did not generate any revenue and as of June 30, 2012 there was no trade receivable.

4.	AMOUNT DUE TO A SHAREHOLDER

Amount due to a shareholder is unsecured, interest-free, and repayable on demand

5.	LOSs PER SHARE

The calculation of the basic and diluted loss per share attributable to the common stock holders is based on the following data:

For the period from March 14, 2012 to June 30, 2012

Loss:
Loss for the purpose of basic and dilutive earnings per share	$(6,392)

Loss per share – Basic and Diluted	$(0.1279)
Number of shares:

Weighted average number of common stock for the purpose of basic and dilutive earnings per share	50,000

6.	INCOME TAXES

The Company and its subsidiary AMVC are incorporated in British Virgin Islands under BVI Companies Act, 2004. BVI non-resident company operating international business was completely tax exempted. The Company and its subsidiary are non-resident companies and operating internationally, therefore they are exempted from BVI corporation income tax.

14

AVC ACQUISITION CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE PERIOD FROM MARCH 14, 2012 (INCEPTION) TO JUNE 30, 2012

(Stated in US Dollars)(Audited)

7.	ACCRUED EXPENSE

June 30, 2012

Accrued expense	$4,000

8.	SUBSEQUENT EVENTS

The Company has evaluated all other subsequent events through November 27, 2012, the date these consolidated financial statements were issued, and determined that there were no other subsequent events or transactions that require recognition or disclosures in the financial statements.

15

AVC ACQUISITION CORPORATION

consolidated Financial statements

FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2012

(Stated in US Dollars)(Unaudited)

16

ALBERT WONG & CO.

CERTIFIED PUBLIC ACCOUNTANTS

7th Floor, Nan Dao Commercial Building

359-361 Queen’s Road Central

Hong Kong

Tel : 2851 7954

Fax: 2545 4086

ALBERT WONG

B.Soc., Sc., ACA., LL.B., CPA(Practising)

The board of directors and shareholders of

AVC Acquisition Corporation (“the Company”)

Report of Independent Registered Public Accounting Firm

We have reviewed the accompanying consolidated balance sheets of AVC Acquisition Corporation as of September 30, 2012, and the related consolidated statements of operation and comprehensive loss, stockholders' equity and cash flows for the period then ended. These interim consolidated financial statements are the responsibility of the Company's management.

We conducted our review in accordance with standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying interim financial statements for them to be in conformity with accounting principles generally accepted in the United States of America.

Hong Kong, China	Albert Wong & Co
November 27, 2012	Certified Public Accountants

17

AVC ACQUISITION CORPORATION

CONSOLIDATED BALANCE SHEETS

AS AT SEPTEMBER 30, 2012 AND JUNE 30, 2012

(Stated in US Dollars)(Unaudited)

		September 30,	June 30,
		2012	2012
	Note	(Unaudited)	(Audited)
ASSETS
Current assets
Cash and cash equivalents		$5,002,812	$5,002,864

Total current assets		$5,002,812	$5,002,864

TOTAL ASSETS		$5,002,812	$5,002,864

LIABILITIES AND STOCKHOLDERS’ EQUITY
Accrued expense	7	$2,800	$4,000
Amount due to a shareholder	4	4,957,756	4,955,256

TOTAL LIABILITIES		$4,960,556	$4,959,256

Commitments and contingencies		$–	$–

See accompanying notes to consolidated financial statements

18

AVC ACQUISITION CORPORATION

CONSOLIDATED BALANCE SHEETS (Continued)

AS AT SEPTEMBER 30, 2012 AND JUNE 30, 2012

(Stated in US Dollars)(Unaudited)

	September 30,	June 30,
	2012	2012
	(Unaudited)	(Audited)
STOCKHOLDERS’ EQUITY
Common stock at $1 par value; 50,000 shares authorized; 50,000 issued and outstanding at September 30, 2012 and June 30, 2012	$50,000	$50,000
Accumulated losses	(7,744)	(6,392)

	$42,256	$43,608

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$5,002,812	$5,002,864

See accompanying notes to consolidated financial statements

19

AVC ACQUISITION CORPORATION

CONSOLIDATED STATEMENTS OF OPERATION AND COMPREHENSIVE LOSS

FOR THE PERIOD FROM MARCH 14, 2012 (INCEPTION) TO SEPTEMBER 30, 2012

(Stated in US Dollars)(Unaudited)

			Three months ended September 30	For the period from March 14, 2012 (inception) to September 30,
			2012	2012
	Note
Net revenues		$		$–
Cost of net revenues				–

Gross profit			$–	$–
General and administrative			(1,352)	(7,744)

Operating loss			$(1,352)	$(7,744)

Loss before income taxes			$(1,352)	$(7,744)
Income taxes	6		–	–

Net loss			$(1,352)	$(7,744)

Comprehensive loss			(1,352)	(7,744)

Net loss per share:
-Basic and diluted	5		$(0.0270)	$(0.1549)

Weighted average number of common stock
-Basic and diluted	5		50,000	50,000

See accompanying notes to consolidated financial statement

20

AVC ACQUISITION CORPORATION

CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY

FOR THE PERIOD FROM MARCH 14, 2012 (INCEPTION) TO SEPTEMBER 30, 2012

(Stated in US Dollars)(Unaudited)

	Number of	Common	Accumulated
	shares	stock	losses	Total

Issuance of common stock	50,000	50,000		50,000
Net loss	–	–	(6,392)	(6,392)

Balance, June 30, 2012	50,000	$50,000	$(6,392)	$43,608

Balance, July 1, 2012	50,000	50,000	(6,392)	43,608
Net loss	–	–	(1,352)	(1,352)

Balance, September 30, 2012	50,000	$50,000	$(7,744)	$42,256

See accompanying notes to consolidated financial statement

21

AVC ACQUISITION CORPORATION

CONSOLIDATED STATEMENT OF CASH FLOWS

FOR THE PERIOD FROM MARCH 14, 2012 (INCEPTION) TO SEPTEMBER 30, 2012

(Stated in US Dollars)(Unaudited)

	Three months ended September 30	For the period from March 14, 2012 (inception) to September 30,
	2012	2012
Cash flows from operating activities
Net loss	$(1,352)	$(7,744)
Accrued expense	(1,200)	2,800

Net cash used in operating activities	$(2,552)	$(4,944)

Cash flows from financing activities
Issue of capital	$–	$50,000
Amount due to a shareholder	2,500	4,957,756

Net cash provided by financing activities	$2,500	$5,007,756

Net cash and cash equivalents (used)/sourced	$(52)	$5,002,812

Cash and cash equivalents-beginning of period	5,002,864	0

Cash and cash equivalents–end of period	$5,002,812	$5,002,812

Supplementary cash flow information:
Interest received	$–	$–

See accompanying notes to consolidated financial statements

22

AVC ACQUISITION CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2012

(Stated in US Dollars)(Unaudited)

1.	Organization and principal activities

AVC Acquisition Corporation (the “Company”) was incorporated under the laws of the British Virgin Islands on March 14, 2012. The Company is established as a special purpose holding company whose objective is to become a holding company by consummate an acquisition, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more business located in Hong Kong, China, or Asia.

On August 13, 2012 the Company executed an acquisition of 50,000 ordinary shares, par value $1 per share, of the American Visiontech Co., Ltd. (“AMVC”) and became a 100% holding company of AMVC.

AMVC was incorporated under the laws of British Virgin Islands on December 1, 2011. AMVC has only nominal operations.

2.	Summary of significant accounting policies

(a)	Method of accounting

The Group maintains its general ledger and journals with the accrual method of accounting for financial reporting purposes. The financial statements and notes are representations of management. Accounting policies adopted by the Group conform to generally accepted accounting principles in the United States of America (“US GAAP”) and have been consistently applied in the presentation of financial statements.

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. .

(b)	Principles of consolidation

The consolidated financial statements include the Company and its subsidiary, are prepared as if the Company had acquired its subsidiary on March 14, 2012 and complied in accordance with US GAAP. All significant inter-company accounts and transactions between consolidated companies have been eliminated in consolidation. The consolidated financial statements include 100% of assets, liabilities, and net income or loss of its wholly-owned subsidiary.

The Company’s subsidiary company and its principal activities as of September 30, 2012 are summarized as follows:

Name of Subsidiary	Place & Date of Incorporation	Equity Interest Attributable to the Company (%)	Registered Capital ($)	Issued Capital ($)
American Visiontech Co., Ltd (“AMVC”)	British Virgin Islands/ December 1, 2011	100	$50,000	$50,000

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AVC ACQUISITION CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2012

(Stated in US Dollars)(Unaudited)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(c)	Use of estimates

The preparation of the financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Management makes these estimates using the best information available at the time the estimates are made; however actual results could differ materially from those estimates.

(d)	Economic and political risks

The Group’s operations are conducted in the Hong Kong. Accordingly, the Group’s business, financial condition and results of operations may be influenced by the political, economic and legal environment in the Hong Kong, and by the general state of the Hong Kong economy.

The Group’s operations in the Hong Kong are subject to special considerations and significant risks not typically associated with companies in North America and Western Europe. These include risks associated with, among others, the political, economic and legal environment and foreign currency exchange. The Group’s results may be adversely affected by changes in the political and social conditions in the Hong Kong, and by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion, remittances abroad, and rates and methods of taxation, among other things.

(e)	Foreign currency translation

The accompanying financial statements are presented in United States dollars. The functional currencies of the Group are Hong Kong dollars (HKD). The consolidated financial statements are translated into USD from HKD with a ratio of USD1.00 = HKD7.80, a relatively fixed exchange rate regime derived from the Hong Kong Monetary Authority pegging HKD to USD monetary policy. Transaction gains and losses that arise from exchange rate fluctuations from transactions denominated in a currency other than the functional currency are included in the results of operations as incurred.

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AVC ACQUISITION CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2012

(Stated in US Dollars)(Unaudited)

2.	SUMMARY of significant accounting policies (Continued)

(f)	Cash and cash equivalents

The Group considers all highly liquid investments purchased with original maturities of twelve months or less to be cash equivalents. The Group maintains bank accounts in Hong Kong.

(g)	Income taxes

The Group accounts for income taxes using an asset and liability approach and allows for recognition of deferred tax benefits in future years. Under the asset and liability approach, deferred taxes are provided for the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is provided for deferred tax assets if it is more likely than not these items will either expire before the Group is able to realize their benefits, or that future realization is uncertain.

(h)	Cash and concentration of risk

Cash includes cash on hand and demand deposits in accounts maintained within Hong Kong. Total cash in these banks at September 30, 2012 amounted to $5,002,812, of which no deposits are covered by Federal Depository Insured Commission. The Group has not experienced any losses in such accounts and believes it is not exposed to any risk on its cash in bank accounts.

(i)	Earnings per share

Basic earnings per share, which includes no dilution, is computed by dividing income available to common stockholders by the weighted-average number of shares outstanding for the period. In contrast, diluted earnings per share consider the potential dilution that could occur from other financial increase the total number of outstanding shares of common stock.

25

AVC ACQUISITION CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2012

(Stated in US Dollars)(Unaudited)

2.	Summary of significant accounting policies (Continued)

(j)	Recently implemented standards (Continued)

In December 2011, the FASB has issued Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. ASU No. 2011-11 is intended to provide enhanced disclosures that will enable users of its financial statements to evaluate the effect or potential effect of netting arrangements on an entity’s financial position. This includes the effect or potential effect of rights of setoff associated with an entity’s recognized assets and recognized liabilities within the scope of this Update. The amendments require enhanced disclosures by requiring improved information about financial instruments and derivative instruments that are either (1) offset in accordance with either Section 210-20-45 or Section 815-10-45 or (2) subject to an enforceable master netting arrangement or similar agreement, irrespective of whether they are offset in accordance with either Section 210-20-45 or Section 815-10-45. An entity is required to apply the amendments for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. An entity should provide the disclosures required by those amendments retrospectively for all comparative periods presented.

In December 2011, the FASB has issued Accounting Standards Update (ASU) No. 2011-12, Comprehensive Income (Topic 220): Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05. ASU No. 2011-11 is intended to supersede certain pending paragraphs in Accounting Standards Update No. 2011-05, Comprehensive Income (Topic 220): Presentation of Comprehensive Income, to effectively defer only those changes in Update 2011-05 that relate to the presentation of reclassification adjustments out of accumulated other comprehensive income. The amendments will be temporary to allow the Board time to re-deliberate the presentation requirements for reclassifications out of accumulated other comprehensive income for annual and interim financial statements for public, private, and non-profit entities. All other requirements in ASU No. 2011-05 are not affected by ASU No. 2011-12, including the requirement to report comprehensive income either in a single continuous financial statement or in two separate but consecutive financial statements. Public entities should apply these requirements for fiscal years, and interim periods within those years, beginning after December 15, 2011. Nonpublic entities should begin applying these requirements for fiscal years ending after December 15, 2012, and interim and annual periods thereafter.

In July 2012, FASB has issued Accounting Standards Update (ASU) No. 2012-01, Health Care Entities (Topic 954): Continuing Care Retirement Communities -- Refundable Advance Fees. This ASU clarifies that an entity should classify an advance fee as deferred revenue when a continuing care retirement community has a resident contract that provides for payment of the refundable advance fee upon reoccupancy by a subsequent resident, which is limited to the proceeds of reoccupancy. Refundable advance fees that are contingent upon reoccupancy by a subsequent resident but are not limited to the proceeds of reoccupancy should be accounted for and reported as a liability. For public entities (including conduit bond obligors), the amendments in ASU No. 2012-01 are effective for fiscal periods beginning after December 15, 2012. For nonpublic entities, the amendments to the codification in the ASU are effective for fiscal periods beginning after December 15, 2013. Early adoption is permitted. The amendments in ASU No. 2012-01 should be applied retrospectively by recording a cumulative-effect adjustment to opening retained earnings (or unrestricted net assets) as of the beginning of the earliest period presented.

26

AVC ACQUISITION CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2012

(Stated in US Dollars)(Unaudited)

2.	Summary of significant accounting policies (Continued)

(j)	Recently implemented standards (Continued)

In July 2012, FASB has issued Accounting Standards Update (ASU) No. 2012-02, Intangibles--Goodwill and Other (Topic 350): Testing Indefinite-Lived Intangible Assets for Impairment. This ASU states that an entity has the option first to assess qualitative factors to determine whether the existence of events and circumstances indicates that it is more likely than not that the indefinite-lived intangible asset is impaired. If, after assessing the totality of events and circumstances, an entity concludes that it is not more likely than not that the indefinite-lived intangible asset is impaired, then the entity is not required to take further action. However, if an entity concludes otherwise, then it is required to determine the fair value of the indefinite-lived intangible asset and perform the quantitative impairment test by comparing the fair value with the carrying amount in accordance with Codification Subtopic 350-30, Intangibles--Goodwill and Other, General Intangibles Other than Goodwill. Under the guidance in this ASU, an entity also has the option to bypass the qualitative assessment for any indefinite-lived intangible asset in any period and proceed directly to performing the quantitative impairment test. An entity will be able to resume performing the qualitative assessment in any subsequent period. The amendments in this ASU are effective for annual and interim impairment tests performed for fiscal years beginning after September 15, 2012. Early adoption is permitted, including for annual and interim impairment tests performed as of a date before July 27, 2012, if a public entity’s financial statements for the most recent annual or interim period have not yet been issued or, for nonpublic entities, have not yet been made available for issuance.

In August 2012, FASB has issued Accounting Standards Update (ASU) No. 2012-03, Technical Amendments and Corrections to SEC Sections. This ASU amends various SEC paragraphs pursuant to SAB 114, SEC Release No. 33-9250, and ASU 2010-22, which amend or rescind portions of certain SAB Topics.

In October 2012, FASB has issued Accounting Standards Update (ASU) No. 2012-04, Technical Corrections and Improvements. This ASU make technical corrections, clarifications, and limited-scope improvements to various Topics throughout the Codification. The amendments in this ASU that will not have transition guidance will be effective upon issuance for both public entities and nonpublic entities. For public entities, the amendments that are subject to the transition guidance will be effective for fiscal periods beginning after December 15, 2012. For nonpublic entities, the amendments that are subject to the transition guidance will be effective for fiscal periods beginning after December 15, 2013.

In October 2012, FASB has issued Accounting Standards Update (ASU) No. 2012-05, Statement of Cash Flows (Topic 230). This ASU addresses how cash receipts arising from the sale of certain donated financial assets, such as securities, should be classified in the statement of cash flows of not-for-profit entities (NFPs). Some NFPs classify those cash receipts as investing cash inflows, while other entities classify them as either operating cash inflows or financing cash inflows, consistent with their treatment of inflows arising from cash contributions. The objective of this Update is for an NFP to classify cash receipts from the sale of donated financial assets consistently with cash donations received in the statement of cash flows if those cash receipts were from the sale of donated financial assets that upon receipt were directed without the NFP imposing any limitations for sale and were converted nearly immediately into cash. The amendments in the ASU are effective prospectively for fiscal years, and interim fiscal periods within those years, beginning after June 15, 2013. Retrospective application to all periods presented upon the date of adoption is permitted. Early adoption from the beginning of the fiscal year of adoption is permitted.

27

AVC ACQUISITION CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2012

(Stated in US Dollars)(Unaudited)

2.	Summary of significant accounting policies (Continued)

(j)	Recently implemented standards (Continued)

In October 2012, FASB has issued Accounting Standards Update (ASU) No. 2012-06, Business Combinations (Topic 805): Subsequent Accounting for an Indemnification Asset Recognized at the Acquisition Date as a Result of a Government-Assisted Acquisition of a Financial Institution. This ASU addresses the diversity in practice about how to interpret the terms on the same basis and contractual limitations when subsequently measuring an indemnification asset recognized in a government-assisted (Federal Deposit Insurance Corporation or National Credit Union Administration) acquisition of a financial institution that includes a loss-sharing agreement (indemnification agreement). For public and nonpublic entities, the amendments in this ASU are effective for fiscal years, and interim periods within those years, beginning on or after December 15, 2012. Early adoption is permitted. The amendments should be applied prospectively to any new indemnification assets acquired after the date of adoption and to indemnification assets existing as of the date of adoption arising from a government-assisted acquisition of a financial institution.

In October 2012, FASB has issued Accounting Standards Update (ASU) No. 2012-07, Entertainment--Films (Topic 926): Accounting for Fair Value Information That Arises after the Measurement Date and Its Inclusion in the Impairment Analysis of Unamortized Film Costs. This ASU eliminates the rebuttable presumption that the conditions leading to the write-off of unamortized film costs after the balance sheet date existed as of the balance sheet date. The amendments also eliminate the requirement that an entity incorporate into fair value measurements used in the impairment tests the effects of any changes in estimates resulting from the consideration of subsequent evidence if the information would not have been considered by market participants at the measurement date or SEC filers, the amendments are effective for impairment assessments performed on or after December 15, 2012. For all other entities, the amendments are effective for impairment assessments performed on or after December 15, 2013. The amendments resulting from this ASU should be applied prospectively. Earlier application is permitted, including for impairment assessments performed as of a date before October 24, 2012, if, for SEC filers, the entity’s financial statements for the most recent annual or interim period have not yet been issued or, for all other entities, have not yet been made available for issuance.

28

AVC ACQUISITION CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2012

(Stated in US Dollars)(Unaudited)

3.	CONCENTRATIONS OF CREDIT RISK AND MAJOR CUSTOMERS

Financial instruments which potentially expose the Group to concentrations of credit risk, consists of cash as of September 30, 2012. The Group performs ongoing evaluations of its cash position.

As of September 30, 2012, the Group’s bank deposits were placed with banks in Hong Kong, and those deposits are not covered by Federal Depository Insured Commission. The Group has not experienced any losses in such accounts and believes it is not exposed to any risks on its cash in bank accounts.

For the three months ended September 30, 2012, the Group did not generate any revenue and as of September 30, 2012 there was no trade receivable.

4.	AMOUNT DUE TO A SHAREHOLDER

Amount due to a shareholder is unsecured, interest-free, and repayable on demand.

5.	LOSs PER SHARE

The calculation of the basic and diluted loss per share attributable to the common stock holders is based on the following data:

	For three months ended September 30, 2012	For the period from March 14, 2012 to September 30, 2012

Loss:
Loss for the purpose of basic and dilutive earnings per share	$(1,352)	$(7,744)

Loss per share – Basic and Diluted	$(0.0270)	$(0.1549)
Number of shares:

Weighted average number of common stock for the purpose of basic and dilutive earnings per share	50,000	50,000

6.	INCOME TAXES

The Company and its subsidiary AMVC are incorporated in British Virgin Islands under BVI Companies Act, 2004. BVI non-resident company operating international business was completely tax exempted. The Company and its subsidiary are non-resident companies and operating internationally, therefore they are exempted from BVI corporation income tax.

29

AVC ACQUISITION CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2012

(Stated in US Dollars)(Unaudited)

7.	ACCRUED EXPENSE

	September 30, 2012	June 30, 2012

Accrued expense	$2,800	$4,000

8.	SUBSEQUENT EVENTS

The Company has evaluated all other subsequent events through November 27, 2012, the date these consolidated financial statements were issued, and determined that there were no other subsequent events or transactions that require recognition or disclosures in the financial statements.

30